--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 1999
                       HAYES LEMMERZ INTERNATIONAL, INC.

          DELAWARE                        1-11592                      13-3384636
 State or Other Jurisdiction            (Commission                   File Number)
      of Incorporation)                (IRS Employer             Identification Number)

 38481 HURON RIVER DRIVE, ROMULUS, MICHIGAN                        48174
  (Address of principal executive offices)                      (Zip Code)

Registrant's Telephone number, including area code (734) 941-2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. ACQUISITION AND DISPOSITION OF ASSETS

                                THE ACQUISITION

     On February 3, 1999, Hayes Lemmerz International, Inc. (the "Company") consummated its previously announced acquisition (the "CMI Acquisition") of CMI International, Inc., a Michigan corporation ("CMI"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") among the Company, CMI, HL-CMI Holding Co. and Ray H. Witt, as Trustee of the Ray H. Witt Living Trust Agreement dated December 2, 1981, as amended and restated. CMI designs and manufactures a select group of products, including wheel-end attachments and assemblies, undercarriage components and powertrain and engine components, principally for sale to original equipment manufacturers of passenger cars and light trucks.

     Pursuant to the Merger Agreement, the Company acquired the capital stock of CMI for $605 million in cash, of which approximately $135 million was used to repay CMI's indebtedness existing at the time of the CMI Acquisition and the balance of which was paid to the then existing shareholders of CMI. The cash portion of the consideration, the refinancing of existing CMI debt and the fees and expenses of the CMI Acquisition were financed with proceeds (i) under the Company's Third Amended and Restated Credit Agreement dated as of February 3, 1999 among the Company, the Managing Agents (as defined therein) and the Lenders thereto (the "Amended Credit Agreement") and (ii) from the sale of $250 million aggregate principal amount of 8 1/4% Senior Subordinated Notes of Hayes due 2008 (the "New Notes").

     The Merger Agreement has been filed as an exhibit to the Company's Quarterly Report on Form 10-Q dated December 15, 1998 and such document is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

                                 THE FINANCING

AMENDED CREDIT AGREEMENT

     In connection with the CMI Acquisition, the Company entered into the Amended Credit Agreement pursuant to which a syndicate of lenders has agreed to lend to the Company up to $1.1 billion in the form of a $450 million senior secured term loan facility (the "Term Loan Facility"), a portion of which Term Loan Facility is permitted to be denominated in Deutschemarks or euro units, and a $650 million senior secured revolving credit facility (the "Revolving Credit Facility," and, together with the Term Loan Facility, the "Loans").

     Use of Proceeds Maturities. The Term Loan Facility was made available to the Company and its subsidiaries upon the consummation of the CMI Acquisition (the "Effective Time") to finance the payment of the purchase price. The Revolving Credit Facility was also made available at the Effective Time (including through the making of revolving loans and the issuance of letters of credit) for general corporate purposes of the Company and its subsidiaries. The Term Loan Facility will mature on February 15, 2005, and will amortize in quarterly installments. The Revolving Credit Facility will mature on February 15, 2005. The Amended Credit Agreement requires the Company to reduce the amount outstanding under the Revolving Credit Facility to $300 million during a thirty
(30) day period each year.

     Prepayments; Reduction of Commitments. Loans under the Term Loan Facility are required to be prepaid with (i) 75% of excess cash flow (reducing to 50% in the event the Company's leverage ratio is less than 3.0 to 1), (ii) 100% of the net cash proceeds of all non-ordinary-course asset sales or other dispositions of property by the Company and its subsidiaries (including insurance and condemnation proceeds), subject to limited exceptions, and (iii) 100% of the net proceeds of issuances of debt obligations of the Company and its subsidiaries, subject to limited exceptions. Such mandatory prepayments and commitment reductions are first allocated to the Term Loan Facility and second to commitments under the Revolving Credit Facility. Within the Term Loan Facility, such prepayments are applied pro rata to the remaining amortization payments under such facility, provided, however, that in the event Term Loans denominated in Deutschemarks or euro units are outstanding at the time of any prepayment, mandatory prepayments shall be applied first to prepay the Term Loans denominated in dollars.

     Voluntary prepayments are permitted, in whole or in part, at the option of the Company, without premium or penalty, subject to reimbursement of the Lenders' redeployment costs in the case of prepayment of eurocurrency borrowings ("Eurocurrency Loans") other than on the last day of the relevant interest period. All voluntary prepayments under the Term Loan Facility are applied pro rata to the remaining amortization payments under the Term Loan Facility.

     Interest. The interest rates under the Loans are, at the option of the Company, based upon either an adjusted eurocurrency rate (the "Eurocurrency Rate") or the rate which is equal to the highest of CIBC's prime rate, the federal funds rate plus 1/2 of 1% and the base certificate of deposit rate plus 1 % ("ABR"), in each case plus an applicable margin based on the leverage ratio of the Company from time to time in effect. The applicable margin for ABR Loans ranges from 0% to 1.0%. The applicable margin for Loans at the Eurocurrency Rate ("Eurocurrency Loans") is from 1.25% to 2.50%.

     The Company may elect interest periods of 1, 2, 3 or 6 months for Eurocurrency Loans. Calculation of interest is computed on the basis of actual number of days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, in the case of ABR loans based on the Prime Rate) and interest is payable at the end of each interest period and, in any event, at least every three months.

     Collateral and Guarantees. The Loans are guaranteed by the Company and all of its existing and future domestic subsidiaries. The Loans are secured by a first priority lien in substantially all of the properties and assets of the Company and its domestic subsidiaries, now owned or acquired later, including a pledge of all of the shares of the Company's respective existing and future domestic subsidiaries and 65% of the shares of certain of the Company's existing and future foreign subsidiaries.

     Covenants. The Amended Credit Agreement contains covenants restricting the ability of the Company and its subsidiaries to, among others (i) declare dividends or redeem or repurchase capital stock, (ii) prepay, redeem or purchase debt, (iii) incur liens and engage in sale-leaseback transactions, (iv) make loans and investments, (v) issue more debt, (vi) amend or otherwise alter debt and other material agreements, (vii) make capital expenditures, (viii) engage in mergers, acquisitions and asset sales, (ix) engage in transactions with affiliates and (x) alter the business it conducts. The Company must also make certain customary indemnifications of the Managing Agents and the Lenders and will also be required to comply with financial covenants with respect to (i) a maximum leverage ratio, (ii) a minimum interest coverage ratio and (iii) a minimum fixed charge coverage ratio. The Company is also required to satisfy certain customary affirmative covenants.

     Events of Default. Events of default under the Amended Credit Agreement include but are not limited to (i) the Company's failure to pay principal or interest when due, (ii) the Company's material breach of any covenant, representation or warranty contained in the loan documents, (iii) customary cross-default provisions, (iv) events of bankruptcy, insolvency or dissolution of the Company or its subsidiaries, (v) the existence of certain judgments against the Company, its subsidiaries or their assets, (vi) certain adverse events under ERISA plans of the Company or its subsidiaries, (vii) the actual or asserted invalidity of security documents or guarantees of the Company or its subsidiaries and (viii) a change of control of the Company.

NEW NOTES

     In connection with the CMI Acquisition, on December 14, 1998, the Company issued the New Notes, comprising $250 million aggregate principal amount of 8 1/4% Senior Subordinated Notes due 2008, in a transaction which was exempt from registration under the Securities Act of 1933 in reliance on Rule 144A promulgated thereunder. The New Notes are general unsecured obligations of the Company, subordinated in right of payment to senior indebtedness of the Company, pari passu with an aggregate of $250 million of the Company's 11% Senior Subordinated Indebtedness due 2006 and $400 million of the Company's 9 1/8% Senior Subordinated Indebtedness due 2007, and senior in right of payment to any current or future subordinated indebtedness of the Company. The New Notes are unconditionally guaranteed, on a senior subordinated basis, as to the payment of principal, premium, if any, and interest, jointly and severally by the Company's material domestic subsidiaries. Interest on the New Notes is payable in arrears on June 15 and December 15 commencing June 15, 1999.

     The Indenture governing the New Notes (the "New Notes Indenture") limits or restricts, among other things: (i) the incurrence of additional domestic and foreign indebtedness, with certain exceptions; (ii) the making of any Restricted Payment (as defined in the New Notes Indenture); (iii) the incurrence of debt that is junior to the senior secured indebtedness of the Company and senior to the New Notes; (iv) the creation of certain liens; (v) entering into certain transactions with affiliates; (vi) the sale of assets; (vii) the issuance of common stock of subsidiaries; and (viii) the merger, consolidation or sale of substantially all of the assets of the Company. The New Notes Indenture also provides that a holder of the New Notes may, under certain circumstances, have the right to require that the Company repurchase such holder's New Notes upon a change of control of the Company.

     The New Notes mature on December 15, 2008 and may not be redeemed prior to December 15, 2003; provided, however, that the Company may, at any time and from time to time prior to December 15, 2001, redeem up to 35% of the aggregate principal amount of the New Notes at a price equal to 108.25% of the aggregate principal amount so redeemed, plus accrued and unpaid interest to the date of redemption, with the Net Cash Proceeds (as defined in the New Notes Indenture) of one or more Equity Offerings (as defined in the New Notes Indenture), provided that at least $162.5 million aggregate principal amount of the New Notes remain outstanding. On or after December 15, 2003, the Company may, at its option, redeem the New Notes in whole or in part, on at least 30 days' notice but not more than 60 days' notice to each holder of the New Notes, at the prices during the twelve-month periods set forth below, together with accrued and unpaid interest to the redemption date:

                    TWELVE-MONTH PERIOD
                 COMMENCING DECEMBER 15 OF                      PERCENTAGE
                 -------------------------                      ----------
2003........................................................     104.125%
2004........................................................     102.750
2005........................................................     101.375
2006 and thereafter.........................................     100.000

     Pursuant to an Exchange Offer Registration Rights Agreement (the "Registration Rights Agreement"), the Company has agreed to use its best efforts to file and have declared effective an Exchange Offer Registration Statement with respect to an offer to exchange the New Notes for notes of the Company with terms substantially identical to the New Notes. The Company is also obligated to consummate such exchange offer on or prior to August 16, 1999.

     Copies of the Amended Credit Agreement, the New Notes Indenture and the Registration Rights Agreement are being filed as exhibits to this Report. The foregoing descriptions are qualified in their entirety by reference to such exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business to be Acquired:

          CMI Consolidated Balance Sheets as of May 31, 1998 and 1997 and Consolidated Income Statements and Statement of Cash Flows for the years ended May 31, 1998, 1997 and 1996 and CMI Consolidated Balance Sheet as of August 31, 1998 and Consolidated Income Statements and Statement of Cash Flows for the quarters ended August 31, 1998 and 1997 (incorporated by reference from the Company's Current Report on Form 8-K dated December 7,
     1998)

     (b) Pro Forma Financial Information:

          Unaudited Pro Forma Combined Financial Statements for the year ended January 31, 1998 and the six months ended July 31, 1998 and the notes thereto (incorporated by reference from the Company's Current Report on Form 8-K dated December 7, 1998)

    (c)  Exhibits
         4.11 Indenture, dated as of December 14, 1998, among the Company, as Issuer, certain subsidiaries of the Company, as Guarantors, and The Bank of New York, a New York banking corporation, as Trustee.
         4.12    Registration Rights Agreement, dated as of December 14,
                 1998, among the Company, as Issuer, certain subsidiaries of the Company, as Guarantors, and CIBC Oppenheimer Corp.,
                 Credit Suisse First Boston Corporation, Merrill Lynch,
                 Pierce, Fenner & Smith Incorporated, as the Initial
                 Purchasers.
         10.29   Third Amended and Restated Credit Agreement, dated as of
                 February 3, 1999, among the Company, as Borrower, the several banks and other financial institutions from time to time Parties thereto, as Lenders, Canadian Imperial Bank of
                 Commerce, as Administrative Agent and Co-Lead Arranger,
                 Credit Suisse First Boston, as Syndication Agent and Co-Lead
                 Arranger, Merrill Lynch Capital Corporation, as
                 Co-Documentation Agent, and Dresdner Bank AG, as
                 Co-Documentation Agent and European Swing Line
                 Administrator.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HAYES LEMMERZ INTERNATIONAL, Inc.

                                          By:    /s/ WILLIAM D. SHOVERS
                                                 -------------------------------
                                                     William D. Shovers
                                                  Vice President- Finance

Date: February 18, 1999

                                 EXHIBIT INDEX

EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
4.11       Indenture, dated as of December 14, 1998, among the Company, as Issuer, certain subsidiaries of the Company, as
           Guarantors, and The Bank Of New York, a New York banking
           corporation, as Trustee.
4.12       Registration Rights Agreement, dated as of December 14,
           1998, among the Company, as Issuer, certain subsidiaries of the Company, as Guarantors, and CIBC Oppenheimer Corp.,
           Credit Suisse First Boston Corporation, Merrill Lynch,
           Pierce, Fenner & Smith Incorporated, as the Initial
           Purchasers.
10.29      Third Amended and Restated Credit Agreement, dated as of
           February 3, 1999, among the Company, as Borrower, the
           several banks and other financial institutions from time to time Parties thereto, as Lenders, Canadian Imperial Bank of
           Commerce, as Administrative Agent and Co-Lead Arranger,
           Credit Suisse First Boston, as Syndication Agent and Co-Lead
           Arranger, Merrill Lynch Capital Corporation, as
           Co-Documentation Agent, and Dresdner Bank AG, as
           Co-Documentation Agent and European Swing Line
           Administrator.